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                                                                    Exhibit 99.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8




Section 7.3 Indenture                             Distribution Date: 11/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,535,636.67
            Class B Note Interest Requirement                        148,524.44
            Class C Note Interest Requirement                        253,192.50
                      Total                                        1,937,353.61

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.66194
            Class B Note Interest Requirement                           1.92889
            Class C Note Interest Requirement                           2.55750

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          924,000,000
            Class B Note Principal Balance                           77,000,000
            Class C Note Principal Balance                           99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)    Required Owner Trust Spread Account Amount                 11,000,000.00



                                              By:
                                                ------------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President